File Number 333-110037
                                                Filed Pursuant to rule 497(e) of
                                                      the Securities Act of 1933



                                                                  July 14, 2006

                          Supplement to the May 1, 2006
                     Statement of Additional Information for
                       Pioneer Tax Free Money Market Fund


The following replaces the first paragraph of the section entitled "Pricing of shares". Please refer to the statement of additional information for the full text of the supplemented section.

The net asset value per share of each class of the fund is determined twice daily on each day the exchange is open for trading at 12:00 p.m. Eastern time and when regular trading closes (normally timeMinute0Hour164:00 p.m. Eastern time). As of the date of this statement of additional information, the Exchange is open for trading every weekday except for the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the fund is also determined on any other day on which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The fund is not required to determine its net asset value per share on any day on which no purchase orders in good order for fund shares are received and no shares are tendered and accepted for redemption.